EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John Howell Bullion, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 of Orphan Medical, Inc. (the "Company") relating to the Company's 1994 Stock Option Plan, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with such state securities commissions and other agencies as necessary; granting unto said attorney-in-fact and agent, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

               Name                      Title                         Date
               ----                      -----                         ----

 /s/William B. Adams                   Director                    June 4, 1997
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William B. Adams

 /s/ Maurice R. Taylor, II             Director                    June 3, 1997
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Maurice R. Taylor, II

 /s/ Bertram A. Spilker                President and Director      June 2, 1997
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Bertram A. Spilker, Ph.D., M.D.

 /s/ Lawrence C. Weaver                Director                    June 3, 1997
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Lawrence C. Weaver, Ph.D.,
D.Sc. (Hon.)

 /s/  W. Leigh Thompson                Director                    June 7, 1997
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W. Leigh Thompson, Ph.D.  M.D.

 /s/ William M. Wardell                Director                    June 12, 1997
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William M. Wardell, Ph.D., M.D.